                                                                Exhibit 99.30

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of December 19, 2002 among QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (the "Borrower"), certain Subsidiaries of the Borrower, as Guarantors (the "Guarantors"), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of June 21, 2002 (as amended by that certain First Amendment to Credit Agreement dated as of September 20, 2002, as amended hereby and as the same may hereafter be further amended, modified, supplemented or restated, the "Credit Agreement");

         WHEREAS, the Credit Parties are requesting that the Lenders agree to amend certain terms of the Credit Agreement in order to, among other things, extend the Maturity Date; and

         WHEREAS, the Lenders have agreed to such amendments, subject to the conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    AGREEMENT

         1.       Amendments to Credit Agreement.

                  (a) Existing Definitions. The following definitions set forth in Section 1.1 of the Credit Agreement are amended and restated in their entirety to read as follows:

                           "Base Rate Loan" means any Loan bearing interest at a
                  rate determined by reference to the Base Rate.

                           "Loan" or "Loans" means the Term Loans (or any
                  portion thereof) or the Additional Loan (or any portion thereof), individually or collectively, as appropriate.

                           "Maturity Date" means (i) March 31, 2003 if the
                  Unilab Acquisition is not consummated on or prior to such date or (ii) June 21, 2007 if the Unilab Acquisition is consummated on or prior to March 31, 2003.

                           "Note" or "Notes" means the Term Notes and/or the
                  Additional Loan Notes, individually or collectively, as appropriate.

                           "Required Lenders" means Lenders whose aggregate
                  Credit Exposure (as hereinafter defined) constitutes more than 50% of the Credit Exposure of all Lenders at such time; provided, however, that if any Lender shall be a Defaulting Lender at such time, then the aggregate Credit Exposure of such Lender at such time shall be excluded from the determination of Required Lenders. For purposes hereof, the term "Credit Exposure" as applied to each Lender shall mean
                  (a) at any time prior to the Funding Date, the Term Loan Commitment Percentage of such Lender multiplied by the Term Loan Committed Amount and (b) on and after the Funding Date the principal outstanding balance of the Loans of such Lender.

                  (b) New Definitions. The following definitions are added to
         Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

                           "Additional Loan" means, if made, the Additional Loan
                  made to the Borrower pursuant to Section 2.4.

                           "Additional Loan Notes" means the promissory notes of
                  the Borrower in favor of each applicable Lender evidencing the Additional Loan, if made, provided pursuant to Section 2.4, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and in a form reasonably acceptable to the Administrative Agent.

                  (c) Term Loan. Section 2.1(a) of the Credit Agreement is amended by deleting the parenthetical therein and by substituting the following parenthetical in replacement therefor:

                  (collectively, the "Term Loans")

                  (d) Amortization. Section 2.1(e) of the Credit Agreement is amended by deleting the Principal Amortization Payment Date and corresponding Term Loan Principal Amortization Payment for December 31, 2002 and by increasing the Term Loan Principal Amortization Payment for the Maturity Date from $56,250,000 to $73,125,000.

                  (e) Additional Loan. A new Section 2.4 is added to the Credit Agreement to read as follows:

                           2.4 Additional Loan.

                                    (a) Additional Loan. Prior to the Maturity
                           Date and upon at least 30 days' prior written notice to the Administrative Agent, the Borrower shall have the right, subject to the terms and conditions set forth below, to borrow one additional term loan (the "Additional Loan"); provided that (i) no Default or Event of Default shall exist either at the time of the request or the making of the Additional Loan (or will result from the making of the Additional Loan), (ii) the Additional Loan shall be in a minimum amount of $10,000,000 (and in integral multiples of $1,000,000 in excess thereof),
                           (iii) the Additional Loan may only be made subsequent to the date that is thirty (30) days after the Funding Date, (iv) the Additional Loan shall be in a maximum amount of the difference between $650,000,000 and the outstanding principal amount of the Term Loans at the time of the making of the Additional Loan, (v) the Additional Loan may, at the option of the Borrower, be made by (A) one or more existing Lenders; provided that no Lender shall be required to make all or any portion of the Additional Loan without its prior written consent (such consent to be given in each Lender's sole discretion) and/or (B) one or more institutions that are not existing Lenders; provided that any such institution (x) shall qualify as an Eligible Assignee and (y) shall become a Lender under this Credit Agreement by execution and delivery of an appropriate joinder agreement in a manner acceptable to the Administrative Agent and the Borrower, (vi) the conditions precedent set forth in
                           Section 5.2 shall have been satisfied, (vii) the Borrower shall inform the Administrative Agent of the funding date (which date shall be a Business Day) of the Additional Loan, (viii) the Borrower shall execute and deliver such Additional Loan Notes as appropriate, (ix) the Borrower shall deliver such certificates, opinions and other documentation as reasonably requested by the Administrative Agent and
                           (x) Schedule 1.1(a) to the Credit Agreement shall be amended to reflect the Additional Loan and the Lenders making the Additional Loan.

                                    (b) Pari Passu. The Additional Loan shall
                           constitute Credit Party Obligations and shall be pari passu with the Term Loans.

                                    (c) Funding. At least three Business Days
                           prior to the requested date of the funding of the Additional Loan, the Borrower shall provide notice to the Administrative Agent (and the Administrative Agent shall provide a copy thereof to the Lenders) certifying (i) the amount of the Additional Loan,
                           (ii) the Lenders making the Additional Loan and their pro rata share thereof, (iii) whether the Additional Loan will initially be a Base Rate Loan or a Eurodollar Loan, (iv) if the Additional Loan is initially a Eurodollar Loan, the Interest Period applicable thereto, (v) the maturity date of the Additional Loan, (vi) the amortization schedule of the Additional Loan, (vii) that (A) no Default or Event of Default exists and is continuing or will be caused by the funding of the Additional Loan and (B) the representations and warranties made by the Credit Parties in any Credit Document are true and correct in all material respects at and as if made as of such date except to the extent they expressly and exclusively relate to an earlier date. Each Lender who agrees to make a portion of the Additional Loan shall make its pro rata share of the Additional Loan available to the Administrative Agent by 1:00 p.m. on the date specified by the Borrower for the making of the Additional

                           Loan by deposit, in Dollars, of immediately available funds at the Agency Services Address.

                                    (d) Other Terms. If the Borrower requests
                           the Additional Loan, the Borrower, the Administrative Agent and the Lenders who agree to make the Additional Loan will agree at that time as to the pricing, maturity and amortization of the Additional Loan and such other terms concerning the Additional Loan as appropriate. The Borrower agrees to enter into any amendment to this Credit Agreement or any other Credit Document to incorporate the Additional Loan and the terms thereof. Each of the Lenders who do not participate in the Additional Loan authorize the Administrative Agent to enter into any such amendment on their behalf as long as such amendment only applies to the terms of the Additional Loan.

                  (f) Voluntary Prepayments. Section 3.3(a) of the Credit Agreement is amended to change the reference to "Loans" in the first sentence thereof to "Term Loans."

                  (g) Conditions to All Extensions of Credit. Section 5.3 of the Credit Agreement is amended to change all references to "Loan" or "Loans" to "Term Loan" or "Term Loans." It is understood and agreed that Section 5.3 shall only apply to the making of the Term Loans.

                  (h) Assignments Prior to the Funding Date. Section 11.3(b) of the Credit Agreement is amended by deleting subsection (v) thereof and making the appropriate grammatical and punctuation changes thereto. It is understood and agreed that any assignment entered into prior to the date of this Amendment but not effective due to clause (v) of Section 11.3(b) shall be deemed effective as of the date such assignment was executed.

                  (i) Amendments/Waivers. The penultimate paragraph of Section
         11.6 of the Credit Agreement is amended by adding two sentences at the end thereof to read as follows:

                           No provisions of Section 2.4 may be amended or
                  modified without the consent of the Lenders holding the outstanding principal amount of the Additional Loan. Notwithstanding anything in this Section 11.6 to the contrary, the Administrative Agent, the Lenders making the Additional Loan and the Borrower shall have the right to enter into an amendment or amendments as set forth in, and consistent with,
                  Section 2.4(d) solely to incorporate the Additional Loan and the terms thereof into the Credit Agreement and the other Credit Documents and such amendment or amendments shall be binding on all parties hereto.

                  (j) Commitment Percentages. Schedule 1.1(a) to the Credit Agreement is amended and replaced by the Schedule 1.1(a) attached hereto.

         2. Effectiveness; Conditions Precedent. This Amendment shall be deemed to have become effective as of the date above written upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Credit Parties and the Lenders.

         3. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Credit Documents (including, without limitation, the indemnity obligations set forth therein) and that this Amendment shall constitute a Credit Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, each of the Guarantors reaffirms its guaranty obligations set forth in the Credit Agreement.

         4. Authority/Enforceability. Each of the Credit Parties represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (d) The execution and delivery of this Amendment does not violate, contravene or conflict with any Requirement of Law applicable to it or any of its Subsidiaries.

         5. No Default. The Credit Parties represent and warrant to the Lenders that after giving effect to this Amendment (a) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         6. Release. In consideration of entering into this Amendment, each of the Credit Parties releases the Agents, the Lenders, and each Agent's and each Lender's respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to the Credit Agreement or the other Credit Documents on or prior to the date hereof.

         7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

         8. Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         10. Venue; Jurisdiction; Waivers. The venue, jurisdiction, waiver of jury trial and waiver of consequential damages provisions set forth in Sections
11.11 and 11.12 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.



                  [remainder of page intentionally left blank]

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement



         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:
                           QUEST DIAGNOSTICS INCORPORATED,
                           A Delaware corporation

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

GUARANTORS:
                           QUEST DIAGNOSTICS HOLDINGS
                           INCORPORATED,
                           a Delaware corporation

                           QUEST DIAGNOSTICS CLINICAL
                           LABORATORIES, INC.,
                           a Delaware corporation

                           QUEST DIAGNOSTICS INCORPORATED,
                           a California corporation

                           QUEST DIAGNOSTICS INCORPORATED,
                           a Maryland corporation

                           QUEST DIAGNOSTICS INCORPORATED,
                           a Michigan corporation

                           QUEST DIAGNOSTICS OF PENNSYLVANIA, INC., a Delaware corporation

                           METWEST, INC.,
                           a Delaware corporation

                           NICHOLS INSTITUTE DIAGNOSTICS,
                           a California corporation

                           DPD HOLDINGS, INC.,
                           a Delaware corporation

                           DIAGNOSTICS REFERENCE SERVICES INC.,
                           a Maryland corporation

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement



                         AMERICAN MEDICAL LABORATORIES,
                         INCORPORATED,
                         a Delaware corporation

                         AML INC.,
                         a Delaware corporation

                         QUEST DIAGNOSTICS INCORPORATED (NV),
                         a Nevada corporation

                         MEDICAL LABORATORIES CORPORATION
                         d/b/a AMERICAN MEDICAL LABORATORIES,
                         a Virginia corporation

                         QUEST DIAGNOSTICS LLC,
                         an Illinois limited liability company

                         QUEST DIAGNOSTICS LLC,
                         a Connecticut limited liability company

                         QUEST DIAGNOSTICS LLC,
                         a Massachusetts limited liability company

                         APL PROPERTIES, LLC,
                         a Nevada limited liability company

                         By:
                            --------------------------------------------------
                         Name: Joseph P. Manory
                         Title:  Vice President and Treasurer


                         PATHOLOGY BUILDING PARTNERSHIP,
                         a Delaware general partnership

                         By: Quest Diagnostics Incorporated, a Maryland
                             corporation, its general partner

                             By:
                                ------------------------------------------------
                                Name:  Joseph P. Manory
                                Title:  Vice President and Treasurer

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement



LENDERS:

                                   BANK OF AMERICA, N.A.,
                                   individually in its capacity as a Lender and in its capacity as Administrative Agent

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   ALLFIRST BANK

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   ALLIED IRISH BANK

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   BANK HAPOALIM B.M.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------



                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   THE GOVERNOR & COMPANY OF THE BANK OF IRELAND

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   BANK LEUMI USA

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   THE BANK OF NEW YORK

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                   BANK ONE, NA (MAIN OFFICE CHICAGO)

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   BAYERISCHE HYPO- UND VEREINSBANK AG,
                                   NEW YORK BRANCH

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   BNP PARIBAS

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   CHANG HWA COMMERCIAL BANK, LTD.,
                                   NEW YORK BRANCH

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   CHINATRUST COMMERCIAL BANK, LTD.,
                                   NEW YORK BRANCH

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   DEUTSCHE BANK AG, NEW YORK BRANCH

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                   E. SUN COMMERCIAL BANK, LTD.,
                                   LOS ANGELES BRANCH


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                   FLEET NATIONAL BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   KEY CORPORATE CAPITAL INC.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   MERRILL LYNCH CAPITAL CORPORATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   MIZUHO CORPORATE BANK, LTD.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                   NATIONAL CITY BANK

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                   THE NORINCHUKIN BANK, NEW YORK BRANCH

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                   PB CAPITAL CORPORATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   PNC BANK, NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   SUMITOMO MITSUI BANKING CORPORATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   SUNTRUST BANK

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                Signature Page to
                               Second Amendment to
                 Quest Diagnostics Incorporated Credit Agreement


                                   WACHOVIA BANK, NATIONAL ASSOCIATION

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                 SCHEDULE 1.1(a)

                             COMMITMENT PERCENTAGES


                                                                                                       PRINCIPAL
                                                                                 TERM                  AMOUNT OF
                                                                                 LOAN                  TERM LOAN
LENDER                                                                  COMMITMENT PERCENTAGE      COMMITTED AMOUNT
------                                                                  ---------------------      ----------------
BANK OF AMERICA, N.A.                                                        4.444444444%            $20,000,000
Attn: Philip S. Durand
100 N. Tryon Street
17th  Floor
Charlotte, NC 28255

ALLFIRST BANK                                                                2.444444444%            $11,000,000
Attn: C. Coney Burgess
MC 101-745
25 S. Charles St., 18th floor
Baltimore, MD 21201

ALLIED IRISH BANK                                                            2.777777777%            $12,500,000
Attn: C. Coney Burgess
MC 101-745
25 S. Charles St., 18th floor
Baltimore, MD 21201

BANK HAPOALIM BM                                                             1.111111111%             $5,000,000
Attn: Shaun Breidbart
1177 6th Avenue
New York, NY  10036


THE GOVERNOR & COMPANY OF THE BANK OF IRELAND                                4.111111111%            $18,500,000
Attn: John S. Holt
La Touche House
IFSC
Custom House Docks
Dublin 1, Ireland

                                                                                                       PRINCIPAL
                                                                                 TERM                  AMOUNT OF
                                                                                 LOAN                  TERM LOAN
LENDER                                                                  COMMITMENT PERCENTAGE      COMMITTED AMOUNT
------                                                                  ---------------------      ----------------
BANK LEUMI USA                                                               2.222222222%            $10,000,000
Attn: Joung Hee Hong
579 Fifth Avenue
New York, NY  10017

THE BANK OF NEW YORK                                                         4.166666666%            $18,750,000
Attn: Ann Marie Hughes
One Wall Street
22nd Floor
New York, NY  10286


BANK ONE, NA (MAIN OFFICE CHICAGO)                                           5.555555555%            $25,000,000
Attn: Joseph Pinzone
153 W. 51st Street
New York, NY  10019


BAYERISCHE HYPOVEREINSBANK                                                   3.777777777%            $17,000,000
Attn: Laura DePeresis
150 East 42nd Street
New York, NY  10017-4679


BNP PARIBAS                                                                  4.666666666%            $21,000,000
Attn: Brock Harris
787 7th Avenue
New York, NY  10019


CHANG HWA COMMERCIAL BANK LTD.                                               2.222222222%            $10,000,000
NEW YORK BRANCH
Attn: Peter Lien
685 Third Avenue
29th Floor
New York, NY  10017

CHINATRUST COMMERCIAL BANK LTD.                                              2.222222222%            $10,000,000
NEW YORK BRANCH
Attn: Ting Chen
366 Madison Avenue
New York, NY  10017

                                                                                                       PRINCIPAL
                                                                                 TERM                  AMOUNT OF
                                                                                 LOAN                  TERM LOAN
LENDER                                                                  COMMITMENT PERCENTAGE      COMMITTED AMOUNT
------                                                                  ---------------------      ----------------
CREDIT LYONNAIS NEW YORK BRANCH                                              4.166666666%            $18,750,000
Attn: Gener David
Client Banking Services
1301 Avenue of the Americas
New York, NY  10019

DEUTSCHE BANK SECURITIES INC.                                                4.333333333%            $19,500,000
Attn: Carin M. Grisafi
130 Liberty Street
MS NYC02-2706
New York, NY  10006

E. SUN COMMERCIAL BANK, LTD.                                                 2.222222222%            $10,000,000
LOS ANGELES BRANCH
Attn: Teddy Mou
17700 Castleton Street
Suite 500
City of Industry, CA  91748


FLEET NATIONAL BANK                                                          4.166666666%            $18,750,000
Attn: Gordon (Bart) B. Coughlin
100 Federal Street
10th Floor
MA DE 10010B
Boston, MA  02110

GENERAL ELECTRIC CAPITAL CORPORATION                                         1.111111111%             $5,000,000
Attn: Joice Soendjojo
6 High Ridge Park
Stamford, CT  06927-5100


KEY CORPORATE CAPITAL INC.                                                   4.666666666%            $21,000,000
Attn: Don Kelly
127 Public Square
Cleveland, OH  44114

LASALLE BANK NATIONAL ASSOCIATION                                            4.666666666%            $21,000,000
Attn: Sarah Rusher
135 S. LaSalle Street
Chicago, IL  60603

                                                                                                       PRINCIPAL
                                                                                 TERM                  AMOUNT OF
                                                                                 LOAN                  TERM LOAN
LENDER                                                                  COMMITMENT PERCENTAGE      COMMITTED AMOUNT
------                                                                  ---------------------      ----------------
MIZUHO CORPORATE BANK, LTD.                                                       0%                      $0
Attn:  Greg Botshon
1251 Avenue of the Americas
30th Floor
New York, NY  10020

MERRILL LYNCH CAPITAL CORPORATION                                            4.444444444%            $20,000,000
Attn: Michael E. O'Brien
250 Vesey Street
4 World Trade Financial Center
7th Floor
New York, NY  10080

NATIONAL CITY BANK                                                           3.333333333%            $15,000,000
Attn: Tara M. Van
1 South Broad
13th Floor
Philadelphia, PA 19107


THE NORINCHUKIN BANK, NEW YORK BRANCH                                        3.333333333%            $15,000,000
Attn: Junya Morishita
245 Park Avenue
New York, NY  10167

PB CAPITAL CORPORATION                                                       4.888888888%            $22,000,000
Attn: Andrew Shipman
590 Madison Avenue
New York, NY  10022


PNC BANK, NATIONAL ASSOCIATION                                               4.166666666%            $18,750,000
Attn: Timothy Hornickle
F2-F070-21-1
1600 Market Street
Philadelphia, PA  19103

SUMITOMO MITSUI BANKING CORPORATION                                          3.777777777%            $17,000,000
Attn: Edward McColly
277 Park Avenue
6th Floor
New York, NY  10172

                                                                                                       PRINCIPAL
                                                                                 TERM                  AMOUNT OF
                                                                                 LOAN                  TERM LOAN
LENDER                                                                  COMMITMENT PERCENTAGE      COMMITTED AMOUNT
------                                                                  ---------------------      ----------------
SUNTRUST BANK                                                                3.333333333%            $15,000,000
Attn: Mark Mattson
201 Fourth Avenue North
3rd Floor
Nashville, TN  37219


UNION BANK OF CALIFORNIA, N.A.                                               3.333333333%            $15,000,000
Attn:  Gina West
445 S. Figueroa Street
10th Floor
Los Angeles, CA  90071

WACHOVIA BANK, NATIONAL ASSOCIATION                                          4.333333333%            $19,500,000
Attn: Jessica Wright
191 Peachtree Street, N.E.
Atlanta, GA  30303


                                TOTAL                                            100%                 $450,000,000